SUPPLEMENT TO THE FIDELITY SELECT
PORTFOLIOS(registered trademark) APRIL 29, 1997 PROSPECTUS
The following information updates the similar information on the cover of the prospectus:
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
 FUND
 NUMBER
AMERICAN GOLD PORTFOLIO  041
BIOTECHNOLOGY PORTFOLIO  042
ENERGY SERVICE PORTFOLIO  043
HOME FINANCE PORTFOLIO  098
INSURANCE PORTFOLIO  045
RETAILING PORTFOLIO  046
The following information replaces the last paragraph of the section entitled "Expenses," on page P-12.
Effective April 30, 1997, FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses (as a percentage of its average net assets) exceed 2.50%. If this agreement was not in effect, the management fee, other expenses, and total expenses of Transportation would have been 0.60%, 2.10%, and 2.70%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, and extraordinary expenses.
The following information updates the similar information found in the section entitled "FMR and Its Affiliates," beginning on page P-36. Paul Antico is manager of Leisure, which he has managed since January 1997. Previously, he managed other Fidelity funds. Since joining Fidelity in 1991, Mr. Antico has worked as an analyst and manager. Audra Barranco is manager of Chemicals, which she has managed since June 1997. Ms. Barranco joined Fidelity in 1996 as an analyst, after receiving her MBA from Columbia Business School. Previously, she worked as an investment commentary writer and internal wholesaler for Pioneer Funds Distributor from 1992 to 1995.
   Steve Buller is manager of Environmental Services, which he has managed since December 1997. He is also an associate manager for another Fidelity fund. Mr. Buller joined Fidelity in 1992 as an analyst. From 1995 to 1997, he worked as a fixed-income analyst for Fidelity International, Limited, in London.
James Catudal is manager of Industrial Materials, which he has managed since August 1997. He joined Fidelity in 1997 as a research analyst. Mr. Catudal worked for State Street Research & Management as an equity analyst after receiving his MBA from the Amos Tuck School at Dartmouth College in 1995. Previously, he worked for Textron, McCord Winn Division, from 1987 to 1993.
Douglas Chase is manager o   f     Consumer Industries which he has
managed since August 1997. He managed Industrial Materials from 1994 to 1997. Mr. Chase joined Fidelity as an equity analyst in 1993 after receiving his MBA from the University of Michigan. Previously, he was a consultant for Stanford Resources from 1988 to 1991.
   Jeffrey Dorsey is manager of Multimedia, which he has managed since December 1997. Since joining Fidelity in 1991, Mr. Dorsey has worked as an analyst, senior analyst, corporate strategist and manager.
   Robert Ewing is manager of Energy Service which he has managed since November 1996. Since joining Fidelity in 1990, Mr. Ewing has worked as an analyst and manager.
   Albert Grosman is manager of Automotive, which he has managed since December 1997. Mr. Grosman joined Fidelity in 1996 as an analyst working part-time. After receiving his MBA from Columbia University in 1997, he joined Fidelity full-time. From 1993 to 1995, Mr. Grosman was self-employed as an investment manager, managing investment portfolios on a discretionary basis in Toronto, Canada.
Jamie Harmon is manager of Biotechnology, which he has managed since June 1997. Since joining Fidelity in 1995, Mr. Harmon has worked as a research associate, analyst and manager. Previously, he was a junior analyst with Essex Investment Management Co., Inc. from 1994 to 1995. Mr. Harmon received a bachelor of arts degree in government from Harvard University in 1994.
   Doug Lober is manager of Paper and Forest Products, which he has managed since October 1997. Mr. Lober joined Fidelity in 1997 as a senior equity analyst. Previously, he was an analyst and manager at Fidelity from 1986 until 1989. Mr. Lober received his doctorate in forestry and environmental studies from Yale University in 1993, and was an assistant professor at Duke University from 1993 to 1997.
   Yolanda McGettigan is manager of Construction and Housing, which she has managed since December 1997. Ms. McGettigan joined Fidelity as an analyst in 1997, after receiving her MBA from the Fuqua School of Business at Duke University. Previously, she was employed as a sales representative for Robinson-Humphrey from 1994 to 1995 and a trader for Cantor Fitzgerald from 1992 to 1994.
John Porter is manager of    S    oftware and Computer Services which
he has managed since June 1997. Mr. Porter joined Fidelity as an analyst in 1995, after receiving his MBA from the University of Chicago. Previously, Mr. Porter was a product engineer for Ford Motor Company from 1991 to 1993.
Lawrence Rakers is manager of Energy and Natural Resources which he has managed since January 1997 and March 1997, respectively. He also manages another Fidelity fund. Mr. Rakers joined Fidelity as an analyst in 1993. Previously, he was a project engineer for Loral Corporation from 1986 to 1993.
Peter Saperstone is manager of    A    ir Transportation and Defense
and Aerospace, both of which he has managed since July 1997. Mr. Saperstone joined Fidelity as an analyst in August 1995. Previously, he was an equity research analyst at Gabelli & Company, Inc. from 1993 to 1995, and a credit analyst at National Westminster Bank USA from 1991 to 1993.
Beso Sikharulidze is manager of Health Care, which he has managed since June 1997. He also manages another Fidelity fund. Mr. Sikharulidze joined Fidelity as an analyst in 1992, after receiving his MBA from Harvard University.
Nick Thakore is manager of Telecommunications and Utilities Growth, which he has managed since July 1996 and August 1997, respectively. Mr. Thakore joined Fidelity as an analyst in 1993, after earning his MBA from The Wharton School at the University of Pennsylvania. Previously, he was a real estate analyst for Prudential Properties Company from 1989 to 1991.
   Victor Thay is manager of Natural Gas, which he has managed since December 1997. Mr. Thay joined Fidelity as a research associate in 1995, after receiving undergraduate degrees in political science and business administration from the University of California at Berkeley in 1995.
Simon Wolf is manager of Industrial Equipment which he has managed since August 1997. Mr. Wolf joined Fidelity in 1996 as a research associate. Previously, he worked for Salomon Brothers as an analyst and high yield research assistant analyst from 1993 to 1996. Mr. Wolf received a bachelor of science in economics degree from The Wharton School at the University of Pennsylvania in 1992.
The following information replaces    in its entirety the     similar
information in the section    entitled "Key Information," on page
P-54.
   AUTOMATICALLY
   NEW ACCOUNTS CANNOT BE OPENED WITH THESE SERVICES.
(small solid bullet)    Use Fidelity Automatic Account Builder or
Direct Deposit to automatically purchase more shares. Sign up for these services when opening your account, or call 1-800-544-6666 to add it. Direct Deposit is not available for retirement accounts.
The short-selling program discussion found on page P-59 of the prospectus incorrectly identifies Fidelity Brokerage Services, Inc. as FSBI instead of FBSI.